Exhibit 10.23

Fourth Amendment to Patent License Agreement

This Fourth Amendment (“Fourth Amendment”) to the License Agreement (License ID: 80471) (“License Agreement”) is effective July ___, 2023 (the “Fourth Amendment Effective Date”) by and between the University of Central Florida Research Foundation, Inc., having an address and place of business at 12201 Research Parkway, Suite 501, Orlando, Florida, 32826 (the “LICENSOR”), and Hesperos, Inc., a Delaware corporation authorized to conduct business in Florida as a foreign corporation, having an office and place of business at 12501 Research Parkway, Suite 100, Orlando, Florida 32826 (the “LICENSEE”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement.

WHEREAS, LICENSOR and LICENSEE executed the License Agreement having an effective date of October 6, 2015, the First Amendment to the License Agreement dated September 16, 2016, the Second Amendment to the License Agreement dated October 30, 2016, and the Third Amendment to the License Agreement (the “Third Amendment”) dated April 26, 2022 (the “Third Amendment Effective Date”);

WHEREAS, the completion of a firmly underwritten initial public offering and sale of shares of common stock of LICENSEE pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “IPO”), was a condition precedent to the validity and enforceability of the Third Amendment, and the failure to complete the IPO within twelve months from the Third Amendment Effective Date rendered the Third Amendment null and void ab initio;

WHEREAS, LICENSOR desires the LICENSEE to have an IPO and is willing to amend the License Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreement of terms set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	LICENSEE AGREEMENT – ARTICLE IV–ROYALTIES, PAYMENTS AND REPORTS

Replace Section B.2. of Article IV – Royalties, Payments and Reports with the following:

Upon written notification to LICENSOR, LICENSEE may incorporate the New Inventions into the Patent Rights. For New Inventions that are: (a) solely owned or controlled by LICENSOR, LICENSOR’s equity ownership interest shall increase by 25,000 shares of LICENSEE’s common stock for each New Invention having the same Docket # (e.g. from current Patent Rights, all cases bearing the docket number “10613-023” belong to the same patent family, while all cases bearing the docket number “10613-026” belong to a different patent family) that is/are incorporated into the Patent Rights and added to Appendix A Patent Rights, or (b) Joint Inventions or Jointly Owned Patent Rights, LICENSOR’s equity ownership interest shall increase by 6,250 shares of LICENSEE’s common stock for each New Inventions having the same Docket # that is/are incorporated into the Patent Rights and added to Appendix A Joint Owned Patent Rights. The shares of LICENSEE’s common stock to be issued pursuant to this Section B.2 shall be appropriately adjusted in the event of any stock dividend, stock split, revenue stock split or other similar recapitalization with respect to the shares of common stock of the LICENSEE.

2.	LICENSOR hereby waives its rights under Article IV Section H of the License Agreement with regard to LICENSOR’s right to sell all or a portion of LICENSOR’s stake in LICENSEE at the time of an IPO. In addition, LICENSOR agrees to enter into a commercially reasonable lock-up agreement with LICENSEE’s underwriter that will prohibit LICENSOR from transferring or selling any of LICENSEE’s common stock at the IPO and for the six months immediately following the IPO.

3.	LICENSOR and LICENSEE acknowledge that the list of Licensed Patents (as defined in the License Agreement) attached hereto as Exhibit A is a complete, true, and accurate list of the Licensed Patents that have been licensed in accordance with and are subject to the terms and conditions of the License Agreement.

4.	Completion of the IPO is a condition precedent to the validity and enforceability of this Fourth Amendment and failure to complete the IPO within twelve (12) months from the Fourth Amendment Effective Date will render this Fourth Amendment null and void ab initio.

5.	Except as expressly provided in this Fourth Amendment, all other terms, conditions and provisions of the License Agreement and prior Amendments shall continue in full force and effect as provided therein.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective duly authorized officers.

UNIVERSITY OF CENTRAL FLORIDA RESEARCH FOUNDATION, INC.		HESPEROS, INC.

Signature:	/s/ Dr. Svetlana Shtrom	Signature:	/s/ Michael L. Shuler
Name:	Dr. Svetlana Shtrom	Name:	Michael L. Shuler
Title:	Vice President for Technology Transfer	Title:	President
Date:		Date:

EXHIBIT A

PATENT RIGHTS

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

31474	10613-011PV1	61/159,851	3/13/2009			Quantitative stress measurements in bio- microelectromechanical system for testing activity of potential treatments on mammalian skeletal muscle	James Hickman	Expired
31644	10613-011PV2	61/259,715	11/10/2009			Apparatus for measurement of muscle fiber contractile force and associated methods	James Hickman, Kerry Wilson	Expired
31794	10613-011US1	12/661,323	3/15/2010			Bio- microelectromechanical system transducer and associated methods	James Hickman	Abandoned
33404	10613-011US2	15/594,697	5/15/2017	10,386,360	8/20/2019	Bio- microelectromechanical system transducer and associated methods	James Hickman	Issued

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

31541	10613-012PV1	61/171,958	4/23/2009			Tissue engineering the neuromuscular junction: A defined model system	James Hickman	Expired
31821	10613-012US1	12/765,996	4/23/2010	8,815,584	8/26/2014	Method of co-culturing mammalian muscle cells and motoneurons	James Hickman, Mainak Das	Issued
33024	10613-012US2	14/299,802	6/9/2014	9,650,606	5/16/2017	Method of co-culturing mammalian muscle cells and motoneurons	James Hickman, Mainak Das	Issued
33675	10613-012US3	15/594,895	5/15/2017	10,266,804	4/23/2019	Method of co-culturing mammalian muscle cells and motoneurons	James Hickman, Mainak Das	Issued
31838	10613-013PV1	61/331,999	5/6/2010			Neuromuscular junction formation between human stem cell-derived motoneurons and rat skeletal muscle in a defined system	James Hickman, Xiufang Guo, Maria Stancescu, Mercedes Gonzalez	Expired
32132	10613-013US1	13/102,672	5/6/2011	9,952,204	4/24/2018	Formation of neuromuscular junctions in a defined system	James Hickman, Xiufang Guo, Maria Stancescu, Mercedes Gonzalez	Issued

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

31839	10613-014PV1	61/332,003	5/6/2010			Neuromuscular junction formation between human stem cell-derived motoneurons and human skeletal muscle in a defined system	James Hickman, Xiufang Guo	Expired
32144	10613-014WO1	PCT/US11/35585	5/6/2011			Formation of neuromuscular junctions in a defined system	James Hickman, Xiufang Guo	Expired
32605	10613-014CA1	2,798,777	11/6/2012	2,798,777	9/06/2016	Formation of neuromuscular junctions in a defined system	James Hickman, Xiufang Guo	Issued
32606	10613-014EP1	11772857.6	11/19/2012	2585171	12/26/2018	Formation of neuromuscular junctions in a defined system	James Hickman, Xiufang Guo	Issued
33971	10613-014CH1	11772857.6	12/26/2018	2585171	12/26/2018	Formation of neuromuscular junctions in a defined system	James Hickman, Xiufang Guo	Issued

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

33972	10613-014DE1	11772857.6	12/26/2018	602011055172.8	12/26/2018	Formation of neuromuscular junctions in a defined system	James Hickman, Xiufang Guo	Issued
33973	10613-014BE1	11772857.6	12/26/2018	2585171	12/26/2018	Formation of neuromuscular junctions in a defined system	James Hickman, Xiufang Guo	Issued
33970	10613-014FR1	11772857.6	12/26/2018	2585171	12/26/2018	Formation of neuromuscular junctions in a defined system	James Hickman, Xiufang Guo	Issued
33974	10613-014NL1	11772857.6	12/26/2018	2585171	12/26/2018	Formation of neuromuscular junctions in a defined system	James Hickman, Xiufang Guo	Issued
33969	10613-014UK1	11772857.6	12/26/2018	2585171	12/26/2018	Formation of neuromuscular junctions in a defined system	James Hickman, Xiufang Guo	Issued
32604	10613-014US1	13/696,396	11/6/2012	8,835,168	9/16/2014	Synthetic mammalian neuromuscular junction and method of making	James Hickman, Xiufang Guo	Issued

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

33052	10613-014US2	14/453,207	8/6/2014	9,267,936	2/23/2016	Synthetic mammalian neuromuscular junction and method of screening for a candidate drug thereon	James Hickman, Xiufang Guo	Issued
31542	10613-015PV1	61/171,968	4/23/2009			Model for skeletal muscle tissue engineering	James Hickman	Expired
31820	10613-015US1	12/765,399	4/22/2010	9,163,216	10/20/2015	Method for culturing skeletal muscle for tissue engineering	James Hickman, Mainak Das, John Rumsey	Issued
33369	10613-015US2	14/886,577	10/19/2015	10,160,953	12/25/2018	Improved method for culturing skeletal muscle for tissue engineering	James Hickman, Mainak Das, John Rumsey	Issued
31540	10613-017PV1	61/181,737	5/28/2009			Node of ranvier formation on motoneurons in vitro	James Hickman, John Rumsey	Expired
31869	10613-017US1	12/788,732	5/27/2010	8,828,721	9/9/2014	Method of myelinating isolated motoneurons	James Hickman, John Rumsey	Issued
31608	10613-019PV1	61/252,195	10/16/2009			In vitro method of screening new drugs for cardiac toxicity	James Hickman, Peter Molnar, Anupama Natarajan	Expired

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

31640	10613-019PV2	61/257,504	11/3/2009			Method of screening new drugs for cardiac toxicity	James Hickman, Peter Molnar, Anupama Natarajan, Maria Stancescu	Expired
32016	10613-019US1	12/938,701	11/3/2010	9,404,140	8/2/2016	Patterned cardiomyocyte culture on microelectrode array	James Hickman, Peter Molnar, Anupama Natarajan, Maria Stancescu	Issued
33468	10613-019US2	15/190,958	6/23/2016			Patterned cardiomyocyte culture on microelectrode array	James Hickman, Peter Molnar, Anupama Natarajan, Maria Stancescu	Abandoned
32236	10613-023PV1	61/684,168	8/17/2012			Methods, systems and compositions for in vitro cellular models of mammalian systems	James Hickman	Expired

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

32726	10613-023PV2	61/789,184	3/15/2013			Methods, systems and compositions for in vitro cellular models of mammalian systems	James Hickman	Expired
32808	10613-023WO1	PCT/US13/55433	8/16/2013			Methods, systems and compositions for in vitro cellular models of mammalian systems	James Hickman	Expired
32829	10613-023WO2	PCT/US13/55617	8/19/2013			Methods, systems and compositions for in vitro cellular models of mammalian systems	James Hickman	Expired
33218	10613-023EP1	13829508.4	3/17/2015			Methods, systems and compositions for in vitro cellular models of mammalian systems	James Hickman	Abandoned
33219	10613-023JP1	2015-527683	2/16/2015			Methods, systems and compositions for in vitro cellular models of mammalian systems	James Hickman	Abandoned

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

33217	10613-023US1	14/422,082	2/17/2015			Methods, systems and compositions for in vitro cellular models of mammalian systems	James Hickman	Abandoned
34566	10613-023US2	16/985,744	8/5/2020			Methods, systems and compositions for in vitro cellular models of mammalian systems	James Hickman	Pending
32624	10613-025PV1	61/732,042	11/30/2012			Derivation of sensory neurons and neural crest stem cells from human neural progenitor hNP1	James Hickman, Xiufang Guo, Severo Spradling	Expired
32625	10613-025PV2	61/732,574	12/3/2012			Derivation of sensory neurons and neural crest stem cells from human neural progenitor hNP1	James Hickman, Xiufang Guo, Severo Spradling	Expired
32717	10613-025PV3	61/784,923	3/14/2013			Compositions and methods for generating neural crest stem cells	James Hickman, Xiufang Guo, Severo Spradling	Expired
32868	10613-025WO1	PCT/US13/72382	11/27/2013			Derivation of sensory neurons and neural crest stem cells from human neural progenitor hNP1	James Hickman, Xiufang Guo, Severo Spradling	Expired

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

33265	10613-025US1	14/648,190	5/28/2015			Compositions and methods for generating neural crest stem cells and sensory neurons	James Hickman, Xiufang Guo, Severo Spradling	Abandoned
32665	10613-026PV1	61/758,628	1/30/2013			Compositions and methods comprising cardiac myocytes	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Expired
32723	10613-026PV2	61/790,061	3/15/2013			Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Expired

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

32927	10613-026WO1	PCT/US14/13903	1/30/2014			Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Expired
33306	10613-026CA1	2,899,445	7/27/2015	2,899,445	4/4/2023	Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Issued
33307	10613-026EP1	14745661.0	8/28/2015	2951281	6/27/2018	Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Issued

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

33880	10613-026BE1	14745661.0	6/27/2018	2951281	6/27/2018	Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Issued
33879	10613-026CH1	14745661.0	6/27/2018	2951281	6/27/2018	Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Issued
33878	10613-026DE1	14745661.0	6/27/2018	602014027552.4	6/27/2018	Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Issued

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

33877	10613-026FR1	14745661.0	6/27/2018	2951281	6/27/2018	Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Issued
33411	10613-026HK1	15112635.9	12/23/2015	HK1211976	9/20/2019	Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Issued
33881	10613-026NL1	14745661.0	6/27/2018	2951281	6/27/2018	Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Issued

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

33876	10613-026UK1	14745661.0	6/27/2018	2951281	6/27/2018	Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Issued
33305	10613-026US1	14/764,683	7/30/2015			Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Abandoned

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

34458	10613-026US2	16/913,528	6/26/2020	11,614,437	3/28/2023	Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Issued
10609-15	10613-026US3	18/125,879	3/24/2023			Devices and systems for mimicking heart function	James Hickman; Christopher Long; Christopher McAleer; Peter Molnar; Maria Stancescu	Pending

UCF ID No.	Docket #	Application No.	Filing Date	Patent No.	Issue Date	Title	Inventors	Status

32794	10613-029PV1	62/034,217	8/7/2014			Devices and methods comprising neuromuscular junctions	James Hickman	Expired
33288	10613-029US1	14/821,675	8/7/2015	10,935,541	3/2/2021	Devices and methods comprising neuromuscular junctions	James Hickman, Christopher Long, Kristen Pirozzi, Alexander Smith	Issued
33390	10613-045PV1	62/379,892	8/26/2016			Multi-Component In Vitro System To Deduce Cell Signaling Pathways By Electronic Stimulation Patterns	James Hickman, Lee Kumanchik, Navaneetha Santhanam	Expired
33731	10613-045WO1	PCT/US2017/047085	8/16/2017			Multi-Component In Vitro System To Deduce Cell Signaling Pathways By Electronic Stimulation Patterns	James Hickman, Lee Kumanchik, Navaneetha Santhanam	Expired
34040	10613-045US1	16/328,417	2/26/2019	11,022,605	6/1/2021	Multi-Component In Vitro System To Deduce Cell Signaling Pathways By Electronic Stimulation Patterns	James Hickman, Lee Kumanchik, Navaneetha Santhanam	Issued

APPENDIX A

JOINTLY OWNED PATENT RIGHTS

UCF ID #	Docket #	Serial #	Title	Inventors	Filing/Issue Date	Status	Joint Owner
33554	10613-052PV1	62/440,968	Pumpless microfluidic organ-on-a-chip system including a functional immune system	James Hickman, Alisha Colon, Daniel Elbrecht, Christopher McAleer, John Rumsey, Trevor Sasserath	12/30/2016	Expired	Licensee
33796	10613-052WO1	PCT/US2017/068952	Pumpless microfluidic organ-on-a-chip system including a functional immune system	James Hickman, Alisha Colon, Daniel Elbrecht, Christopher McAleer, John Rumsey, Trevor Sasserath	12/29/2017	Expired	Licensee
34194	10613-052CA1	3,048,884	Pumpless microfluidic organ-on-a-chip system including a functional immune system	James Hickman, Alisha Colon, Daniel Elbrecht, Christopher McAleer, John Rumsey, Trevor Sasserath	6/27/2019	Pending	Licensee
34198	10613-052EP1	17885858.5	Pumpless microfluidic organ-on-a-chip system including a functional immune system	James Hickman, Alisha Colon, Daniel Elbrecht, Christopher McAleer, John Rumsey, Trevor Sasserath	7/22/2019	Pending	Licensee
34431	10613-052HK1	62020006877.8	Pumpless microfluidic organ-on-a-chip system including a functional immune system	James Hickman, Alisha Colon, Daniel Elbrecht, Christopher McAleer, John Rumsey, Trevor Sasserath	5/4/2020	Pending	Licensee
34193	10613-052US1	16/474,768	Pumpless microfluidic organ-on-a-chip system including a functional immune system	James Hickman, Alisha Colon, Daniel Elbrecht, Christopher McAleer, John Rumsey, Trevor Sasserath	1/17/2023	Issued	Licensee

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